[ZURICH KEMPER LIFE LETTERHEAD]


VIA EDGAR

August 30, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re: Kemper Investors Life Insurance Company ("KILICO") and KILICO Variable Annuity Separate Account
          ("Variable Annuity Separate Account")
          File No. 811-3199

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent semi-annual report of the Variable Annuity Separate Account referenced above for the Farmers Variable Annuity I product ("Farmers VA I"). The semi-annual report consists of a front and back cover binding the most recent semi-annual reports of the mutual fund subaccount options available through the Variable Annuity Separate Account for Farmers VA I. Because the most recent semi-annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the semi-annual reports of the underlying funds set forth below.

    The Variable Annuity Separate Account for Farmers VA I includes the underlying fund options as follows:

     Kemper Variable Series (File No. 811-5002)
     Scudder Variable Life Investment Fund (File No. 811-04257)
     Janus Aspen Series (File No. 811-7736)
     PIMCO Variable Insurance Trust (File No. 811-8399)
     Franklin Templeton Variable Insurance Products Trust (File No. 811-5479)

     Please call the undersigned at 847-969-3524 if you have any questions or comments.

Yours truly,

/s/ Juanita M. Thomas
Juanita M. Thomas
Vice President and
 Assistant General Counsel

Farmers (R)
Variable
Annuity I


2000
Semi-Annual
Report.


                         Includes semi-annual reports for:

                         Kemper Variable Series
                         Scudder Variable Life Investment Fund
                         Janus Aspen Series
                         PIMCO Variable Insurance Trust
                         Franklin Templeton Variable Insurance Products Trust



LOGO: FARMERS INSURANCE GROUP/FARMERS FINANCIAL SERVICES

           LOGO: FARMERS INSURANCE GROUP/FARMERS FINANCIAL SERVICES



         Farmers Variable Annuity I is marketed exclusively by agents affiliated with Farmers Insurance Group;
           distributed by Investors Brokerage Services, Inc.; and
          underwritten by Kemper Investors Life Insurance Company,
                        Long Grove, IL  60049-0001

    Farmers Financial Services is not a separate entity and neither it nor
      Farmers is engaged in the business of providing investment advice and is not registered as an investment adviser or broker/dealer under the federal securities laws.


FFS-2-VA (8/00)

LOGO: ZURICH KEMPER
1 KEMPER DRIVE
LONG GROVE, IL  60049-0001